Exhibit 99.1

News from Great Lakes Dredge & Dock Corporation For further information contact: Mary Morrissey Investor Relations 630-574-3467

GREAT LAKES UPDATES INVESTORS

Oak Brook, Illinois – October 16, 2015 – Great Lakes Dredge & Dock Corporation (the “Company” or “Great Lakes”) (NASDAQ:GLDD), the largest provider of dredging services in the United States and a major provider of environmental and remediation services, would like to update its investors on several important announcements.

Review of Strategic Alternatives

The Company’s Board of Directors has initiated a process to review potential strategic alternatives to enhance stockholder value. The Board will conduct this review with the assistance of financial advisors. There is no set timetable for the strategic review process.

There can be no assurance that the Company will enter into any transaction at this time or in the future. The Company does not intend to make any further public announcements regarding this matter prior to the completion of this review.

Withdrawal of Guidance

The Company is also announcing its withdrawal of previously announced Adjusted EBITDA guidance for the year ending December 31, 2015 due to unanticipated project losses, delays and lower than expected new business in the environmental & remediation segment during the third quarter, and continued uncertainties in the segment. The Company does not intend to provide Adjusted EBITDA guidance going forward for the year ending December 31, 2015. Greater detail on the third quarter results will be provided in the upcoming earnings release and investor call.

Changes to Board of Directors

The Company is also reporting the following changes to the Board of Directors. The Board elected Robert Uhler as a director on its Board of Directors, effective immediately. Mr. Uhler is President and Owner of The Uhler Group, a privately held strategy and marketing firm that assists companies with successful execution of strategic objectives.

Previously, Mr. Uhler spent 36 years in the engineering and construction field, most recently at MWH Global Inc., a leading global water and natural resources firm that provides technical engineering, construction services, and consulting services. While at

MWH, Mr. Uhler acted as the company’s chief business strategist for over 20 years through a variety of corporate leadership positions, including chief strategy officer, president, chief executive officer and chairman. In addition, he led the international expansion of MWH through a disciplined sequential approach of geographical and client set expansion, widening the service offering and automating the delivery system.

Earlier this week, Nathan D. Leight tendered his resignation as director and Chairman of the Board and Denise E. Dickins tendered her resignation as director and Chair of the Audit Committee of the Company, in each case effective as of October 13, 2015. The Company thanks both Mr. Leight and Ms. Dickins for their many contributions to the Company, and in particular is grateful for Mr. Leight’s leadership to the Board since becoming Chairman in 2011.

The Board appointed current director Major General (Ret.) Michael J. Walsh as Chairman of the Board, effective immediately.

Future Retirement of Chief Executive Officer

Jonathan W. Berger, Chief Executive Officer and director of the Company notified the Board earlier this week of his intention to retire, effective as of the earlier of April 13, 2017 or a date chosen by the Board. The Company is in the process of identifying a successor to fill the vacancy that will be created by Mr. Berger’s retirement.

The Company

The Company is the largest provider of dredging services in the United States and the only U.S. dredging company with significant international operations. The Company is also a significant provider of environmental and remediation services on land and water. The Company employs civil, ocean and mechanical engineering staff in its estimating, production and project management functions. In its 125-year history, the Company has never failed to complete a marine project. Great Lakes has a disciplined training program for engineers that ensures experienced-based performance as they advance through Company operations. Great Lakes also owns and operates the largest and most diverse fleet in the U.S. dredging industry, comprised of over 200 specialized vessels.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (the “SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Great Lakes and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Great Lakes cautions investors that any forward-looking statements made by Great Lakes are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Great Lakes, include, but are not limited to: our ability to continue to obtain federal government dredging and other contracts; our ability to qualify as an eligible bidder under government contract criteria and to compete successfully against other qualified bidders; risks associated with cost over-runs, operating cost inflation and potential claims for liquidated damages, particularly with respect to our fixed cost contracts; the timing of our performance on contracts; significant liabilities that could be imposed were we to fail to comply with government contracting regulations; changes in previously-recorded revenue and profit due to our use of the percentage-of-completion method of accounting; consequences of any lapse in disclosure controls and procedures or internal control over financial reporting; changes in the amount of our estimated backlog; our ability to comply with the Jones Act and risks to our business if provisions of the Jones Act were to be repealed or modified; our ability to obtain bonding or letters of credit; increasing costs to operate and maintain aging vessels; equipment or mechanical failures; impacts of legal and regulatory proceedings; unforeseen delays and cost overruns related to the construction of new vessels or equipment; our becoming liable for the obligations of joint ventures, partners and subcontractors; capital and operational costs due to environmental regulations; unionized labor force work stoppages; liabilities for injuries to employees or others or damage to property; maintaining an adequate level of insurance coverage; the adequacy of our information technology systems and risks regarding information technology security breaches; our substantial amount of indebtedness; restrictions imposed by financing covenants; the impact of adverse capital and credit market conditions; limitations on our hedging strategy imposed by new statutory and regulatory requirements for derivative transactions; and changes in macroeconomic indicators and the overall business climate. For additional information on these and other risks and uncertainties, please see Item 1A. “Risk Factors” of Great Lakes’ Annual Report on Form 10-K for the year ended December 31, 2014, and in other securities filings by Great Lakes with the SEC.

Although Great Lakes believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Great Lakes’ future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Great Lakes does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.